UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 4, 2014

CORVEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-19291	33-0282651
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2010 Main Street, Suite 600, Irvine, California

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (949) 851-1473

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its 2014 annual meeting of stockholders on August 4, 2014. The following proposals were approved according to the following final voting results:

1.	To elect six directors, each to serve until the 2015 annual meeting of stockholders or until his or her successor has been duly elected and qualified:

Director Candidate	For	Withheld
V. Gordon Clemons	18,597,122	264,951
Steven J. Hamerslag	18,375,327	486,746
Alan R. Hoops	18,611,971	250,102
R. Judd Jessup	18,402,732	459,341
Jean H. Macino	18,669,263	192,810
Jeffrey J. Michael	18,142,664	719,409

Broker Non-Votes	1,527,648

2.	To approve on an advisory basis the compensation of our named executive officers:

For	18,778,567
Against	79,241
Abstain	4,265
Broker Non-Votes	1,527,648

3.	To ratify the appointment of Haskell & White LLP as the Company’s registered public accounting firm for the fiscal year ending March 31, 2015:

For	20,321,268
Against	66,868
Abstain	1,585
Broker Non-Votes	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934. The registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORVEL CORPORATION
(Registrant)

Dated: August 8, 2014	/s/ V. Gordon Clemons
V. Gordon Clemons
Chairman, President and Chief Executive Officer